UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 29, 2016

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON		98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This amended Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K, filed By Nordstrom, Inc. (the “Company”) with the Securities and Exchange Commission on March 1, 2016, relating to compensatory arrangements of the Company’s five Named Executive Officers (the “NEOs”) as set forth in the Company’s proxy statement dated March 26, 2015. As referenced in the original filing, the number of Performance Share Units (“PSUs”) to be awarded to the NEOs was to be determined pursuant to an established formula, but at the time of the filing of the Current Report on Form 8-K not all inputs for that formula were available. For that reason, the number of PSUs actually awarded was indeterminable. This amended Current Report on Form 8-K/A is being filed to update the prior filing and provide this information.

As previously reported in the Current Report on Form 8-K, on February 24, 2016, the Compensation Committee of the Board of Directors of the Company awarded PSUs, effective February 29, 2016, to the Company’s five NEOs. The number of PSUs awarded to each of the NEOs is provided in the table below.

Named Executive Officer	2016 PSUs Awarded
Blake W. Nordstrom Co-President	12,616
Peter E. Nordstrom Co-President	12,616
Erik B. Nordstrom Co-President	12,616
Michael G. Koppel Executive Vice President and Chief Financial Officer	8,751
Kenneth J. Worzel Executive Vice President, Strategy and Development	5,845

Also as referenced in the original filing, the number of Restricted Stock Units (“RSUs”) to be awarded to the NEOs was to be determined pursuant to an established formula, but at the time of the filing of the Current Report on Form 8-K not all inputs for that formula were available. For that reason, the number of RSUs actually awarded was indeterminable. This amended Current Report on Form 8-K/A is being filed to update the prior filing and provide this information.

As previously reported in the Current Report on Form 8-K, on February 24, 2016, the Compensation Committee of the Board of Directors of the Company awarded RSUs, effective February 29, 2016, to the Company’s five NEOs. The number of RSUs awarded to each of the NEOs is provided in the table below.

Named Executive Officer	2016 RSUs Awarded
Blake W. Nordstrom Co-President	13,190
Peter E. Nordstrom Co-President	13,190
Erik B. Nordstrom Co-President	13,190
Michael G. Koppel Executive Vice President and Chief Financial Officer	9,149
Kenneth J. Worzel Executive Vice President, Strategy and Development	6,111

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: March 4, 2016

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